AlphaCentric Prime Meridian Income Fund
(the “Fund”)

September 30, 2021

The information in this Supplement amends certain information contained in the Fund’s current Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2021.

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The Fund’s Board of Trustees has approved the implementation of the Fund’s shareholder services plan, effective as of October 30, 2021. Accordingly, the Fund’s Prospectus and SAI are amended as set forth below.

1.       The fee table in the section of the Prospectus entitled “Fund Expenses” is amended and restated as follows:

FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.50%
Interest Payments on Borrowed Funds	0.00%
Other Expenses
Shareholder Servicing Expenses [1]	0.10%
Distribution Fee [2]	0.00%
Loan Servicing Fees	0.46%
Remaining Other Expenses	30.40%
Total Annual Expenses	32.46%
Fee Waiver and Reimbursement [3]	(30.05)%
Total Annual Expenses (after fee waiver and reimbursement)	2.41%

1.	Shareholder Servicing Expenses have been restated to reflect current fees. In accordance with the Fund’s shareholder services plan, the Board has authorized the Fund to pay an amount up to 0.10% of its average daily net assets each year for certain shareholder services-related activities.
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2.	The Fund has adopted but has yet to implement a distribution plan. In accordance with the plan, the Fund is authorized to pay an amount up to 0.75% of its average daily net assets each year for certain distribution-related activities.
3.	The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the expenses incurred by the Fund, including, but not limited to, the Fund's organizational and offering expenses (other than legal fees incurred in connection with the organization and initial offering of the Fund paid by the Advisor) and the Fund's ordinary operating expenses (such as advisory fees payable to the Advisor, but excluding: (i) acquired fund fees and expenses; (ii) distribution fees; (iii) loan servicing fees; (iv) brokerage commissions and trading costs; (v) interest (including borrowing costs and overdraft charges); (vi) taxes; (vii) short sale dividends and interest expenses; and (viii) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses and Fund reorganization costs) (“Fund Operating Expenses”) to the extent that they exceed 1.95% per annum of the Fund’s average daily net assets of the Fund (the “Operating Expense Limit”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio could exceed those amounts. Under certain conditions, the Advisor is entitled to recoup from the Fund: (1) any fees waived and/or expenses paid under the Expense Limitation Agreement for a period of up to three years from the date of the waiver and/or payment, and (2) any organizational and offering expenses of the Fund (excluding legal fees incurred in connection with the organization and initial offering of the Fund) paid by the Advisor prior to the commencement of operations of the Fund for a period of up to three years from the date the Fund commences operations; provided that such recoupment does not cause the total annual Fund Operating Expenses to exceed: (i) the Operating Expense Limit in effect at the time the fees were waived or expenses paid (in the case of organizational and offering expenses paid by the Advisor prior to the commencement of operations of the Fund, the initial Operating Expense Limit), or (ii) the Operating Expense Limit in place at the time of the recoupment. The Expense Limitation Agreement will remain in effect at least until January 31, 2022, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. See “Management of the Fund.”

2.       The expense example in the section of the Prospectus entitled “Fund Expenses” is amended and restated as follows:

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you held your shares or redeemed your shares in full at the end of such period. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only.

1 Year	3 Years	5 Years	10 Years
$24	$520	$781	$1,012

3.       In the section of the Prospectus entitled “Management of the Fund—Estimated Fund Expenses,” the fourth paragraph is amended and restated as follows:

The Fund has a Shareholder Servicing Plan under which the Fund may pay a monthly shareholder servicing fee equal to an annual rate of up to 0.25% of the average daily net assets of the Fund to financial intermediaries, including the Distributor, the Advisor, the Sub-Advisor and their affiliates, for providing certain administrative shareholder services to the beneficial owners of certain Fund shares. The Board has authorized implementation of such plan in an amount equal to 0.10% of the average daily net assets of the Fund.

4.       In the section of the Prospectus entitled “Plan of Distribution,” the last two sentences of the first paragraph are deleted.

5.       In the section of the Prospectus entitled “Plan of Distribution—Shareholder Service Expenses,” the last two sentences are replaced with the following:

Under the Shareholder Services Plan, the Fund may pay a monthly shareholder servicing fee equal to an annual rate of up to 0.25% of the average daily net assets of the Fund. The Board has authorized implementation of such plan in an amount equal to 0.10% of the average daily net assets of the Fund.

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6.       The following is added to the SAI immediately following the section entitled “Distributor”:

SHAREHOLDER SERVICES

The Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates, for providing certain administrative shareholder services to the beneficial owners of certain Fund shares. The financial intermediaries may select others to perform these services for their customers and may pay them fees. The Board has authorized implementation of such plan in an amount equal to 0.10% of the average daily net assets of the Fund.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-910-0412, or by writing to the Fund at c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Please retain this Supplement for future reference.

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